BILLS RECEIVABLE	12 Months Ended
Dec. 31, 2011
BILLS RECEIVABLE
4.	BILLS RECEIVABLE

To reduce the Group’s credit risk, the Group requires certain customers to pay for the sale of the Group’s products by bills receivable. Bills receivable are short-term notes receivable issued by a financial institution that entitles the Group to receive the full face amount from the financial institution at maturity, which generally ranges from 3 to 6 months from the date of issuance. Historically, the Group has experienced no losses on bills receivable.

In certain circumstances, the Group has arranged to transfer with recourse certain of its bills receivable to banks. Under this discounting arrangement, the bank pays a discounted amount to the Group and collects the amounts owed from the customers’ banks. The discount costs 1.0% to 4.5% of the balance transferred, which is recorded as “interest expense”.

For the years ended December 31, 2011, 2010 and 2009, the Group received proceeds from the sale of bills receivable amounting to RMB51,737 (USD8,220), RMB22,911 and RMB72,613, respectively. In addition, the Group recorded discounts amounting to RMB1,187 (USD189), RMB210 and RMB479 in respect of the bills receivable sold for the years ended December 31, 2011, 2010 and 2009, respectively.

For bills receivable sold to banks that the Group has surrendered control, the Group derecognized the discounted bills receivable pursuant to the provisions of ASC 860. As of December 31, 2011 and 2010, the Group has derecognized discounted bills receivable amounting to RMB12,162 (USD1,932) and RMB2,158, respectively in accordance with ASC 860.